Exhibit 10.6

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT ("IP Security Agreement"), dated as of May 27, 2026, is made by ANTEV LIMITED, a company incorporated under the laws of England and Wales ("Guarantor"), in favor of STREETERVILLE CAPITAL, LLC, a Utah limited liability company (the "Secured Party").

A. Medicus Pharma Ltd., an Ontario corporation and parent company of Guarantor ("Debtor"), issued to Secured Party: (i) that certain Secured Promissory Note A-1 of even date herewith in the original principal amount of $12,864,225.00 (the "A-1 Note"); and (ii) that certain Secured Promissory Note B of even date herewith in the original principal amount of $10,000,000.00 (the "B Note", and together with the A-1 Note and any other notes that may be issued pursuant to exchanges of the B Note, the "Notes"), all pursuant to that certain Notes Purchase Agreement of even date herewith by and between Debtor and Secured Party (the "Purchase Agreement").

B. In order to induce Secured Party to purchase the Notes, Guarantor has agreed to enter into that certain Guaranty of even date herewith by and between Guarantor and Secured Party (the "Guaranty") and that certain Security Agreement of even date herewith by and between Guarantor and Secured Party (the "Security Agreement") and to grant Secured Party a security interest in certain "Collateral" as defined in the Security Agreement.

C. Under the terms of the Security Agreement, Guarantor has agreed to grant Secured Party a security interest in all intellectual property of Guarantor, and has agreed to execute and deliver this IP Security Agreement for recording with governmental authorities, including, but not limited to, the Companies House and the UK Intellectual Property Office.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Grant of Security. Guarantor hereby pledges and grants to Secured Party a security interest in and to all of the right, title, and interest of such Guarantor in, to, and under the following (the "IP Collateral"):

(a) the patents, patent applications and trademarks set forth on Schedule 1 hereto and all reissues, divisions, continuations, continuations-in-part, renewals, extensions, and reexaminations thereof, and amendments thereto;

(b) all rights of any kind whatsoever of Guarantor accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world;

(c) any and all royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and

(d) any and all claims and causes of action with respect to any of the foregoing, whether occurring before, on, or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach, or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

2. Recordation. Guarantor authorizes the Companies House and the UK Intellectual Property Office and the officials of corresponding entities or agencies in any applicable jurisdictions to record and register this IP Security Agreement upon request by Secured Party.

3. Loan Documents. This IP Security Agreement has been entered into pursuant to and in conjunction with the Purchase Agreement, the Security Agreement, and the Notes, which are hereby incorporated by reference. The provisions of the Purchase Agreement, the Security Agreement, and the Notes shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of Secured Party with respect to the IP Collateral are as provided by the Security Agreement, the Purchase Agreement, and the Notes, and related documents, and nothing in this IP Security Agreement shall be deemed to limit such rights and remedies.

4. General Representations and Warranties. In addition to those representations and warranties made in the Security Agreement, Guarantor hereby represents and warrants to Secured Party that:

(a) Guarantor owns, has independently developed, and has the valid right to encumber, use, possess, develop, sell, license, copy, distribute, market, advertise and/or dispose of all IP Collateral.

(b) The IP Collateral does not infringe, whether indirectly (e.g., contributorily or by induced infringement) or directly, upon any copyright, trademark, trade dress, trade secret or patent or other proprietary or intellectual property right of any third party in the United States or in any country or jurisdiction worldwide, and that no third party in the United States or in any country or jurisdiction worldwide has made any infringement or misappropriation claims against Guarantor regarding the IP Collateral.

(c) The IP Collateral is free and clear of any liens or other encumbrances.

(d) Unless otherwise specified in Schedule 1, all applications and registrations related to the IP Collateral are valid, enforceable, subsisting, and have not expired, been revoked or cancelled for failure to prosecute, and all issuance, renewal, maintenance and other payments that are or have become due with respect thereto have been timely paid by or on behalf of the Guarantor.

(e) Guarantor has not assigned any right, title or interest in the IP Collateral to any third party.

(f) There is no pending or, to Guarantor's knowledge, threatened claim or litigation contesting the validity or ownership of the IP Collateral.  There is no legitimate basis for any such claim, nor has Guarantor received any notice asserting that any IP Collateral or the proposed encumbrance, use, sale, license or disposition thereof conflicts or shall conflict with the rights of any other party, nor is there any legitimate basis for any such assertion.

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(g) Guarantor represents and warrants to Secured Party that Schedule 1 attached hereto is a true, complete and accurate list of all patents, patent applications, trademarks and trademark applications owned by Guarantor.

5. Execution in Counterparts. This IP Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this IP Security Agreement by electronic signature shall be effective as delivery of a manually executed counterpart of this IP Security Agreement.

6. Successors and Assigns. This IP Security Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

7. Governing Law; Arbitration. This IP Security Agreement and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this IP Security Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of Utah, without giving effect to any choice or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction), and will be subject to the Arbitration Provisions (as defined in the Purchase Agreement) attached as an exhibit to the Purchase Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, Guarantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

ANTEV LIMITED
By: /s/ Carolyn Bonner Carolyn Bonner, Director Address for Notices: 300 Conshohocken State Rd., Suite 200 W. Conshohocken, Pennsylvania 19428

AGREED TO AND ACCEPTED:

STREETERVILLE CAPITAL, LLC
By: /s/ John Fife John Fife, President Address for Notices: 297 Auto Mall Drive #4 St. George, Utah 84770

SCHEDULE 1

Patents

Jurisdiction	Title	Patent No.	Issue Date	Record Owner
United States	Composition for treating one or more estrogen related diseases	11,446,351	8/31/2022	Antev Limited
United States	Reconstitutable teverelix-TFA composition	11,633,453	4/5/2023	Antev Limited
United States	Reconstitutable teverelix-TFA composition	12,458,680	11/04/2025	Antev Limited
Europe	Reconstitutable teverelix-TFA composition	3590524	11/4/2020	Antev Limited
Europe	Reconstitutable teverelix-TFA composition	3817759	7/27/2022	Antev Limited
Germany	Reconstitutable teverelix-TFA composition	3817759	7/27/2022	Antev Limited
France	Reconstitutable teverelix-TFA composition	3817759	7/27/2022	Antev Limited
Great Britain	Reconstitutable teverelix-TFA composition	3817759	7/27/2022	Antev Limited
Sweden	Reconstitutable teverelix-TFA composition	3817759	7/27/2022	Antev Limited

United States	Teverelix-TFA composition	11,357,818	5/25/2022	Antev Limited
United States	Teverelix-TFA composition	12,070,484	5/10/2022	Antev Limited
China	Teverelix-TFA composition	112423775	3/15/2024	Antev Limited
Europe	Teverelix-TFA composition	3817758	1/5/2022	Antev Limited
Germany	Teverelix-TFA composition	3817758	1/5/2022	Antev Limited
France	Teverelix-TFA composition	3817758	1/5/2022	Antev Limited
Great Britain	Teverelix-TFA composition	3817758	1/5/2022	Antev Limited
Sweden	Teverelix-TFA composition	3817758	1/5/2022	Antev Limited
Japan	Teverelix-TFA composition	7181318	11/30/2022	Antev Limited
United States	A lyophilization process and a Teverelix-TFA lyophilizate obtained thereby	11,719,488	7/19/2023	Antev Limited
China	A lyophilization process and a Teverelix-TFA lyophilizate obtained thereby	112423776	5/31/2024	Antev Limited
Europe	A lyophilization process and a Teverelix-TFA lyophilizate obtained thereby	3817760	9/7/2022	Antev Limited
Germany	A lyophilization process and a Teverelix-TFA lyophilizate obtained thereby	3817760	9/7/2022	Antev Limited

France	A lyophilization process and a Teverelix-TFA lyophilizate obtained thereby	3817760	9/7/2022	Antev Limited
Great Britain	A lyophilization process and a Teverelix-TFA lyophilizate obtained thereby	3817760	9/7/2022	Antev Limited
Sweden	A lyophilization process and a Teverelix-TFA lyophilizate obtained thereby	3817760	9/7/2022	Antev Limited
Japan	A lyophilization process and a Teverelix-TFA lyophilizate obtained thereby	7177859	11/24/2022	Antev Limited
Germany	Composition for treating acute urinary retention	212018000251	6/18/2020	Antev Limited
Canada	A composition comprising at least one GNRH antagonist	3051182	5/28/2024	Antev Limited
Europe	A composition comprising at least one GNRH antagonist	3573663	4/7/2021	Antev Limited
Germany	A composition comprising at least one GNRH antagonist	3573663	4/7/2021	Antev Limited
France	A composition comprising at least one GNRH antagonist	3573663	4/7/2021	Antev Limited

Great Britain	A composition comprising at least one GNRH antagonist	3573663	4/7/2021	Antev Limited
Sweden	A composition comprising at least one GNRH antagonist	3573663	4/7/2021	Antev Limited
Japan	A composition comprising at least one GNRH antagonist	6990717	2/3/2022	Antev Limited

Patent Applications

Jurisdiction	Title	Application/ Publication Number	Filing Date	Record Owner
United States	Reconstitutable teverelix-TFA composition	18/122,991	3/17/2023	Antev Limited
China	Composition for treating one or more estrogen related diseases	112041028	4/25/2019	Antev Limited
Israel	Composition for treating one or more estrogen related diseases	277876	4/25/2019	Antev Limited
Japan	Composition for treating one or more estrogen related diseases	2021522227	4/25/2019	Antev Limited
Mexico	Composition for treating one or more estrogen related diseases	2020011341	4/25/2019	Antev Limited
Canada	Reconstitutable teverelix-TFA composition	3142967	7/2/2019	Antev Limited
China	Reconstitutable teverelix-TFA composition	112423777	7/2/2019	Antev Limited

China	Teverelix-TFA composition	118161591	7/2/2019	Antev Limited
Canada	Teverelix-TFA composition	3141519	7/2/2019	Antev Limited
United States	A lyophilization process and a Teverelix-TFA lyophilizate obtained thereby	18/348,722	7/7/2023	Antev Limited
Canada	A lyophilization process and a Teverelix-TFA lyophilizate obtained thereby	3141521	7/2/2019	Antev Limited
WO	A dosage regime for use in the treatment of prostate cancer	2024079225	10/16/2024	Antev Limited
China	Composition for treating acute urinary retention	110891607	6/28/2018	Antev Limited
Japan	Composition for treating acute urinary retention	2020525528	6/28/2018	Antev Limited
China	A composition comprising at least one GNRH antagonist	110248679	1/30/2018	Antev Limited
Mexico	A composition comprising at least one GNRH antagonist	382676	1/30/2018	Antev Limited
South Africa	A composition comprising at least one GNRH antagonist	201904119	1/30/2018	Antev Limited